SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

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                                      FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 19, 2009

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                           OIL STATES INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)

           Delaware                     1-16337                 76-0476605
  (State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation or organization)        Number)            Identification No.)

                                 Three Allen Center
                             333 Clay Street, Suite 4620
                                Houston, Texas 77002
                         (Address and zip code of principal
                                 executive offices)

         Registrant's telephone number, including area code:  (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     On February 19, 2009, Oil States International, Inc. (the "Company") issued a press release announcing its financial condition and results of operations for the three-month and twelve-month periods ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.

     The information contained in this report and the exhibit hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by Oil States International, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits.
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Exhibit
Number        Description of Document
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99.1          Press Release dated February 19, 2009 (furnished)

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2009

                            OIL STATES INTERNATIONAL, INC.

                            By:    /s/ Bradley J. Dodson
                                   ---------------------------------------------
                            Name:  Bradley J. Dodson
                            Title: Vice President, Chief Financial Officer and
                                   Treasurer

                                  Index to Exhibits

Exhibit
Number        Description of Document
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99.1          Press Release dated February 19, 2009